As filed with the Securities and Exchange
                         Commission on December 31, 2002

                            PROXY STATEMENT PURSUANT
                       TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO.)

Filed by the Registrant / X /     Filed by a party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement
/X/  Definitive Proxy Statement
/ /  Soliciting Material Pursuant to Rule 14a-12
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/ /  Definitive Additional Materials



                     THE MEXICO EQUITY AND INCOME FUND, INC.

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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
/x/ No fee required.
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

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(2)  Aggregate number of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.):

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(4)  Proposed maximum aggregate value of transaction:

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(5)  Total fee paid:

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/ /  Fee paid previously with preliminary materials:

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/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:

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(2)  Form, Schedule or Registration Statement No.:

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(3)  Filing Party:

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(4)  Date Filed:

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         FOR THE INFORMATION OF THE SECURITIES AND EXCHANGE COMMISSION


                     THE MEXICO EQUITY AND INCOME FUND, INC.
                         615 E. Michigan St., 2nd Floor
                           Milwaukee, Wisconsin 53202

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                         To Be Held On January 28, 2003

     Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of The Mexico Equity and Income Fund, Inc. (the "Fund"), a Maryland corporation, will be held at the offices of Spitzer & Feldman P.C., 405 Park Avenue, 6th Floor, New York, New York 10022 on January 28, 2003, at 10:00 a.m., for the following purposes:

1. To approve a new investment advisory agreement between Clemente Capital, Inc. (the "Adviser" or "Clemente") and the Fund (Proposal 1);

2. To elect two Class I Directors to hold office until the year 2005 Annual Meeting and one Class III Director to hold office until the year 2004 Annual Meeting (Proposal 2);

3. To ratify the selection of Tait, Weller & Baker as the Fund's independent accountants for the fiscal year ending July 31, 2003 (Proposal 3);

4. To approve the creation, issuance and registration of put warrants (Proposal 4); and

5. To consider and vote upon such other matters as may properly come before said Meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on December 30, 2002 as the record date for the determination of stockholders entitled to notice of, and to vote at this Meeting or any adjournment thereof. The stock transfer books will not be closed.

     Copies of the Fund's most recent annual report and semi-annual report may be ordered free of charge to any stockholder by writing to the Fund c/o U.S. Bancorp Fund Services, LLC, 615 E. Michigan St., 2nd Floor, Milwaukee, Wisconsin 53202, or by telephone at (800) 837-2755.

                                         By Order of the Board of Directors,


                                         Andrew P. Chica
Dated:   January 3, 2003                 Secretary

Unless you expect to be present at the meeting, please fill in, date, sign and mail the enclosed proxy card in the enclosed reply envelope. Your prompt response will assure a quorum at the Meeting.




                      INSTRUCTIONS FOR SIGNING PROXY CARDS


     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

1.   Individual  Accounts:   Sign  your  name  exactly  as  it  appears  in  the
     registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3. Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:


                                  REGISTRATION


Corporate Accounts                                            Valid Signature
------------------                                            -----------------

(1)  ABC Corp.................................ABC Corp. (by John Doe, Treasurer)
(2)  ABC Corp.............................................John Doe, Treasurer
(3)  ABC Corp.
     c/o John Doe, Treasurer..............................John Doe
(4)  ABC Corp. Profit Sharing Plan........................John Doe, Trustee

Trust Accounts
--------------

(1)  ABC Trust............................................Jane B. Doe, Trustee
(2)  Jane B. Doe, Trustee
     u/t/d/ 12/28/78......................................Jane B. Doe

Custodial or Estate Accounts
----------------------------

(1)  John B. Smith, Cust.
     f/b/o John B. Smith, Jr. UGMA........................John B. Smith
(2)  John B. Smith..................................John B. Smith, Jr., Executor



                     THE MEXICO EQUITY AND INCOME FUND, INC.

                         615 E. Michigan St., 2nd Floor
                           Milwaukee, Wisconsin 53202
                         -------------------------------


                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                         to be held on January 28, 2003
                        ---------------------------------


PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of The Mexico Equity and Income Fund, Inc. (the "Fund") for use at the Annual Meeting of Stockholders (the "Meeting") to be held at the offices of Spitzer & Feldman P.C., 405 Park Avenue, 6th Floor, New York, New York 10022 on January 28, 2003, at 10:00 a.m., New York time, and at any and all adjournments thereof. A form of proxy is enclosed herewith. This Proxy Statement and the accompanying form of proxy are being first mailed to stockholders on or about January 6, 2003.

     Any stockholder who executes and delivers a proxy may revoke it by written communication to the Secretary of the Fund at any time prior to its use or by voting in person at the Meeting. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the approval of the new investment advisory agreement between Clemente Capital, Inc. ("Clemente") and the Fund, FOR the election of the nominees for Director, FOR the ratification of the selection of Tait, Weller & Baker as the Fund's independent accountants for the fiscal year ending July 31, 2003, and FOR the approval of the creation, issuance and registration of the put warrants, subject to the approval of the Securities and Exchange Commission.

     In general, abstentions and broker non-votes (reflected by signed but unvoted proxies), as defined below, count for purposes of obtaining a quorum but do not count as votes cast with respect to any proposal where the broker does not have discretion. With respect to a proposal requiring the affirmative vote of a majority of the Fund's outstanding shares of common stock, the effect of abstentions and broker non-votes is the same as a vote against such proposal. Otherwise, abstentions and broker non-votes have no effect on the outcome of a proposal. Broker non-votes occur when shares held in the name of the broker or nominee for whom an executed proxy is received by the Fund, but are not voted on a proposal because voting instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power.

     In the event that a quorum is not present at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to a date not more than one hundred twenty (120) days after the original record date to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR or AGAINST any such proposal in their discretion. Under the By-laws of the Fund, a quorum is constituted by the presence in person or by proxy of the holders of record of a majority of the outstanding shares of common stock of the Fund entitled to vote at the Meeting.

     The cost of soliciting the proxies will be borne by the Fund. Proxy solicitations will be made primarily by mail, but solicitations may also be made by telephone, telegraph or personal interviews conducted by officers or employees of the Fund, Acci Worldwide S.A. de C.V., the Fund's investment adviser, or U.S. Bancorp Fund Services, LLC, the administrator to the Fund (the "Administrator").

     The Fund will, upon request, bear the reasonable expenses of brokers, banks and their nominees who are holders of record of the Fund's common stock on the record date, incurred in mailing copies of this Notice of Meeting and Proxy Statement and the enclosed form of proxy to the beneficial owners of the Fund's common stock.

     Only holders of issued and outstanding shares of the Fund's common stock of record at the close of business on December 30, 2002 are entitled to notice of, and to vote at, the Meeting. Each such holder is entitled to one vote per share of common stock so held. The number of shares of common stock outstanding on December 30, 2002 was 2,473,504. The Fund is a closed-end, management investment company.

     Copies of the Fund's most recent annual report and semi-annual report may be ordered free of charge to any stockholder by writing to the Fund c/o U.S. Bancorp Fund Services, LLC, 615 E. Michigan St., 2nd Floor, Milwaukee, Wisconsin 53202, or by telephone at (800) 837-2755. This report is not to be regarded as proxy-soliciting material.

     This Proxy Statement is first being mailed to stockholders on or about January 6, 2003.


                                 PROPOSAL NO. 1

                        CONSIDERATION OF THE APPROVAL OF
                     THE NEW INVESTMENT MANAGEMENT AGREEMENT
                   BETWEEN THE FUND AND CLEMENTE CAPITAL, INC.

     Acci Worldwide S.A. de C.V. ("Acci Worldwide") currently serves as the investment adviser to the Fund pursuant to an amended investment management agreement dated November 27, 2001 (the "Acci Agreement"). At a meeting held on November 26, 2002, the Board of Directors, and Acci Worldwide mutually, agreed to terminate the Acci Agreement, effective December 31, 2002.

     The Board of Directors unanimously approved a new investment management agreement (the "Clemente Agreement") by and between the Fund and Clemente Capital, Inc. ("Clemente Capital"), at a meeting of the Board of Directors held on November 26, 2002. During the Board's discussion to approve the Clemente Agreement, the Board noted that Maru Pichardo, the Fund's current portfolio manager employed by Acci Worldwide, would begin working for Clemente Capital, Inc. and if the stockholders approve the Clemente Agreement, would continue to act as the portfolio manager to the Fund. Additionally, Clemente Capital was unanimously approved by the Board of Directors to provide the Fund with investment management services during the period between the effective date of the termination of the Acci Agreement and the date on which the Fund's stockholders approve the Clemente Agreement at the Meeting (the "Interim Period"); provided however, that Clemente Capital provide such investment management services to the Fund during the Interim Period, which shall in no event be greater than 150 days, on terms substantially identical to those provided in the Acci Agreement, and for compensation no greater than that provided for in the Acci Agreement on a pro rata basis. If the stockholders do not approve the Clemente Agreement, the Board will consider alternative sources from which to obtain investment management and research services.

     The Board hereby submits the Clemente Agreement to the stockholders for their consideration and approval.

Information  Regarding Acci Worldwide

     Pursuant to an Investment Advisory Agreement, dated October 14, 1991 and amended on November 27, 2001 (the "Acci Agreement"), between the Fund and Acci Worldwide, a subsidiary of Acciones y Valores de Mexico, S.A. de C.V. ("AVM"), Acci Worldwide has acted as the Fund's investment adviser with respect to Mexican securities investments.

     Acci Worldwide was organized in 1990 as a company with limited liability under the laws of Mexico to carry on investment management activities and is registered as an investment adviser in the United States under the Investment Advisers Act of 1940, as amended (the "1940 Act"). Acci Worldwide is a wholly owned subsidiary of AVM. The principal address of Acci Worldwide is Paseo de la Reforma 398, Mexico City, D.F., Mexico 06600. Acci Worldwide is a wholly owned subsidiary of AVM.

     AVM, organized in 1971, provides institutional and brokerage services as well as financial advice to investors and securities issuers, specializing in money market, brokerage and corporate finance operations, and provides investment advice to Mexican investment funds. AVM is one of the leading brokerage firms in Mexico and is a wholly owned subsidiary of Grupo Banamex.

     AVM holds one hundred (100%) percent of the capital stock of ACCI Securities, Inc., a securities brokerage firm incorporated in Delaware in June 1990, with its principal place of business in New York, New York. ACCI Securities, Inc. is registered as a broker-dealer with the U.S. Securities and Exchange Commission ("SEC") and effects transactions as a broker in Mexican securities, primarily for U.S. institutional investors and, solely incidental thereto, provides investment advice and research.

     The names, titles and principal occupations of the current Directors and executive officers of Acci Worldwide are set forth in the following table. The business address of each person listed below is Paseo de la Reforma 398, Mexico City, D.F., Mexico 06600.

             Name                     Title and Principal Occupation
             ----                     -------------------------------
        Alfredo Loera                        Chairman, Acci Worldwide.
Maria (Maru) Eugenia Pichardo    Director General and Secretary, Acci Worldwide.
    Francisco Manuel Lopez        Assistant to Director General, Acci Worldwide.
    Alberto Gomez Sandoval                        Deputy Director
  Francisco Legorreta Flores                      Deputy Director
       Mauricio Correa                            Deputy Director
 Guillermo Hernandez Palacios                     Deputy Director


Information Regarding Clemente Capital

     Clemente Capital, Inc., ("Clemente Capital") the Fund's proposed investment adviser, has its principal office at 152 West 57th Street, New York, New York 10019. Lilia C. Clemente is Chairman and Chief Executive Officer of the Adviser. Leopoldo M. Clemente, Jr., is President, Chief Investment Officer and a Director of the Adviser. In addition to Mr. and Mrs. Clemente, the Adviser's Directors are: Salvador Diaz-Verson, Jr., President of Diaz-Verson Capital Investments, Inc., an investment advisory firm located in Columbus, Georgia; and Robert J. Christian, Chief Investment Officer, Wilmington Trust Company. Mrs. Clemente owns approximately sixty (60%) percent of the total outstanding shares of common stock of the Adviser. Wilmington Trust Company owns twenty-four (24%) percent of the total outstanding shares of common stock of the Adviser.

     Clemente  provides   investment   advisory  services  to  partnerships  and
investment companies worldwide and currently manages in excess of $515 million in assets. A copy of the Clemente Agreement is attached hereto as Appendix A.

Comparison of the Acci Agreement with the Clemente Agreement

     The Acci Agreement and the Clemente Agreement are substantially identical with respect to the scope of the services to be provided to the Fund and the amount of compensation to be paid by the Fund for such services. The following description of the Clemente Agreement is qualified in its entirety by reference to the copy of the Clemente Agreement attached hereto and made a part hereof as Appendix A.

Services to be Performed

     Pursuant to the Clemente Agreement, Clemente Capital conducts investment research and supervision for the Fund and is responsible for the purchase and sale of investment securities for the Fund's portfolio, subject to the supervision and direction of the Board of Directors. Clemente Capital provides the Fund with investment advice, supervises the Fund's management and investment programs and provides investment advisory facilities and executive and supervisory personnel for managing the investments and effectuating portfolio transactions. Clemente Capital also furnishes, at its own expense, all necessary administrative services, office space, equipment and clerical personnel for servicing the investments of the Fund. In addition, Clemente Capital will pay the salaries and fees of all officers of the Fund who are affiliated with Clemente Capital.

Expenses

     The Clemente Agreement provides that the Fund is responsible for all of its expenses and liabilities, except that Clemente Capital is responsible for the expenses in connection with maintaining a staff within its organization to furnish the above services to the Fund. Clemente Capital is not aware of any circumstances that are reasonably likely to impair the financial ability of Clemente Capital to fulfill its commitment to the Fund under the Clemente Agreement.

Limitation of Liability

     The Clemente Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder ("disabling conduct"), Clemente Capital shall not be liable to the Fund or its stockholders for any act or omission in the course of or in connection with the rendering of its services thereunder. In addition, the Clemente Agreement provides that the Fund, under certain circumstances, will indemnify Clemente Capital against any losses or expenses incurred, including amounts paid in satisfaction of judgments and reasonable legal costs, not resulting from disabling conduct.

Duration and Termination

     Subject to stockholder approval, the Clemente Agreement will have a term beginning January 1, 2003 and ending December 31, 2004, and, thereafter, will continue in effect for successive annual periods provided such continuance is specifically approved at least annually by (i) a majority of the members of the Fund's Board of Directors who are not parties to the Clemente Agreement, and who are not "interested persons" of any such party, and (ii) a majority of the Fund's Board of Directors or the holders of a "majority of the outstanding voting securities" of the Fund. The Clemente Agreement may be terminated, without penalty, on sixty (60) days' notice, by the Fund's Board of Directors, by a vote of the holders of a "majority of the outstanding voting securities" of the Fund (as defined under "Required Vote" below) or by Clemente Capital.

Advisory Fees

     The annual rate used to determine fees payable by the Fund pursuant to the Clemente Agreement is identical to the rate in effect under the Acci Agreement. Under the current fee structure the Fund pays Acci Worldwide, and under the Clemente Agreement will pay Clemente Capital, a monthly fee at an annual rate of 0.80% of the value of the Fund's average daily net assets for the investment management and research services provided by Clemente Capital or to be provided by Clemente Capital, as the case may be. The net assets of the Fund on July 31, 2002 were $21,628,531. The total amount paid to Acci Worldwide by the Fund under the Acci Agreement was $420,176, during the fiscal year ended July 31, 2002. Acci Worldwide voluntarily agreed to reimburse the Fund for certain Fees and expenses on an annual basis. These expense reimbursements may be terminated at any time. For the year ended July 31, 2002, the total expense reimbursement made by Acci Worldwide amounted to $3,485.

Soft Dollar Arrangements

     It is understood by both Clemente Capital and the Board of Directors that any soft dollars resulting from soft dollar arrangements between the Fund,
Clemente Capital and selected dealers and brokers (to the extent that such arrangements are in connection with, or for the benefit of, the Fund), may be used to pay for certain services provided to the Fund which can be provided by third parties, including but not limited to administration, accounting and custodial services. Notwithstanding the foregoing, however, the Clemente Agreement, like the Acci Agreement, authorizes Clemente Capital to direct the execution of the Fund's portfolio transactions to dealers and brokers furnishing statistical information or research deemed by Clemente Capital to be useful or valuable to the performance of its investment advisory functions for the Fund. In such circumstances, the commissions paid may be higher than those that the Fund might otherwise have paid to another broker if those services had not been provided. Such research services provided to Clemente Capital by brokers who effect securities transactions for the Fund may be used by Clemente Capital in servicing other investment companies and accounts that it manages. It is understood that not all of the research services may be used by Clemente Capital in managing any particular account, including the Fund. Notwithstanding the foregoing, however, it is the intention of both Clemente Capital and the Board of Directors to use such soft dollar arrangements to pay for certain of the Fund's expenses which may be provided by third parties, including but not limited to administration, accounting and custodial services.

Evaluation by the Board of Directors

     The Fund's Board of Directors, including the Directors who are not interested persons of any party to the Clemente Agreement or its affiliates, has approved the Clemente Agreement for the Fund and recommends that shareholders of the Fund approve such agreement. The Board's deliberations and approval occurred at a meeting of the Board of Directors held on November 26, 2002, with legal counsel in attendance. The Clemente Agreement will become effective on January 1, 2003, subject to shareholder approval. If the shareholders do not approve the Clemente Agreement at the Meeting (or at an adjournment thereof), the Board will either resubmit the Clemente Agreement to the shareholders for their consideration and approval or consider alternative sources from which to obtain investment management and research services for the Fund.

In approving the Clemente Agreement and determining to submit it to the shareholders of the Fund for their approval, the Board of Directors considered the best interests of the shareholders and took into account factors they deemed relevant. The factors considered by the independent Directors included the nature, quality and scope of the operations and services to be provided by Clemente Capital, while focusing on the prior experience of Clemente Capital's principals with respect to: (i) the structure of closed-end investment companies in general; (ii) management of portfolios of foreign equity securities; (iii) the fact that the Fund's current portfolio manager, Maru Pichardo, would continue to act as the portfolio manager at Clemente Capital, Inc.; and (iv) implementing policies to cut costs and expenses of closed-end investment companies. Furthermore, the Board of Directors of the Fund considered the opportunity to obtain investment management and research services at costs that it deemed appropriate and reasonable and at such fees which fall within the range of the standard industry fees for comparable investment companies.

     Based upon its review of the above factors, the Board of Directors of the Fund determined that the Clemente Agreement is in the best interests of the Fund and its shareholders.

Required Vote

     As  provided  by the 1940 Act,  approval  of the  Clemente  Agreement  will require the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which means the affirmative vote of the lesser of (a) sixty-seven (67%) percent or more of the shares of the Fund entitled to vote thereon present or represented by proxy at the Meeting, if the holders of more than fifty (50%) percent of the outstanding shares of the Fund entitled to vote thereon are present or represented by proxy, or (b) more than fifty (50%) percent of the total outstanding shares of the Fund entitled to vote thereon. For this purpose, abstentions and broker non-votes will be counted as shares present at the Meeting for quorum purposes, but not as votes cast and will have the same effect as votes cast against the Proposal.

     THE BOARD OF DIRECTORS, INCLUDING THE DIRECTORS WHO ARE NOT "INTERESTED PERSONS" OF THE FUND, CLEMENTE CAPITAL OR ITS AFFILIATES, RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE "FOR" THE APPROVAL OF THE CLEMENTE AGREEMENT.



                                   PROPOSAL 2


                              ELECTION OF DIRECTORS


     In accordance with the Fund's Articles of Incorporation, the terms of the Fund's Board of Directors are staggered. The Board of Directors is divided into three classes: Class I, Class II and Class III, each class having a term of three years. Each year the term of office of one Class expires. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors.

     At the Meeting, stockholders will be asked to elect two Class I Directors to hold office until the year 2005 Annual Meeting or thereafter until their successors are duly elected and qualified, and one Class III Director to hold office until the year 2004 Annual Meeting or thereafter until his successor is duly elected and qualified. In the event that any of the nominees should become unavailable for election for any presently unforeseen reason, the persons named in the form of proxy will vote for any nominee who shall be designated by the present Board of Directors. Directors shall be elected by a plurality of the shares voting at the Meeting.

     On November 27, 2001, at the Annual Meeting of Stockholders the Stockholders of the Fund approved Messrs. Goldstein and Goodstein as Class I directors to serve until the 2002 Annual Meeting of Stockholders; Messrs. Das and Dakos as Class II directors to serve until the 2003 Annual Meeting of Stockholders; and Mr. Hellerman as a Class III director to serve until the 2004 Annual Meeting of Stockholders.

     At the Meeting, stockholders will be asked to vote for the election of the following nominees: Messrs. Phillip Goldstein and Glenn Goodstein as Class I Directors to serve until the year 2005 Annual Meeting or thereafter until each of their respective successors are duly elected and qualified, and Mr. Leopoldo
M. Clemente, Jr. as a Class III Director to serve until the year 2004 Annual Meeting or thereafter until his successor is duly elected and qualified. If elected, each nominee has consented to serve as a Director of the Fund until his successor is duly elected and qualified. Mr. Clemente, however, has advised the Fund that in the event Proposal 1 is not approved by stockholders he will withdraw his name from nomination as a Director.

     The persons named in the accompanying form of proxy intend to vote at the Meeting (unless directed not to vote) FOR the election of Messrs. Goldstein, Goodstein and Clemente (subject to stockholder approval of Proposal 1). Each nominee has indicated that he will serve if elected, and the Board of Directors has no reason to believe that any of the nominees named above will become unavailable for election as a Director, except as set forth above with respect to Mr. Clemente, but if any nominee should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in accordance with their judgment.

     The following tables set forth the ages and principal occupations of each of the Directors and nominees for election as Class I and Class III. If elected and if the Clemente Agreement (as defined below) is approved by the Stockholders of the Fund, Mr. Clemente will be considered an "Interested Person" as defined in the Investment Company Act of 1940, as amended (the "1940 Act") because of his relationship with Clemente Capital, Inc., the proposed investment adviser to the Fund.:

                                    NOMINEES



                                   Term of                               Directorships held by
                        Position   Office     Principal Occupation       Nominee for Director
Name, Address and Age   with Fund  Since      during past 5 years        Outside of Fund Complex*

Class I Independent Nominees to serve until the Year 2005 Annual Meeting of Stockholders:

Glenn Goodstein (39)    Director     2001     Registered investment      Director, Italy Fund,
16830 Adlon Road                              adviser; and held          Inc.
Encino, CA 91436                              numerous executive
                                              positions with Automatic
                                              Data Processing, Inc.
                                              until 1996.

Phillip Goldstein (57)  Director     2000     President, Kimball &       Director, Italy Fund,
60 Heritage Drive                             Winthrop, Inc. (an         Inc.; and Director,
Pleasantville, NY 10570                       investment advisory        Brantley Capital
                                              firm); Portfolio Manager   Corporation.
                                              and President, of the
                                              general partner of
                                              Opportunity Partners
                                              L.P.; Investment Manager
                                              for a limited number of
                                              clients; Advocate for
                                              shareholder rights; and
                                              Managing Member of the
                                              general partner of Full
                                              Value Partners L.P.
------------

* The Fund Complex is comprised of only the Fund because none of the nominees served as a director to another investment company which was managed by Acci Worldwide during the fiscal year ended July 31, 2002.


                                          Term of                               Directorships held by
                               Position   Office     Principal Occupation       Nominee for Director
Name, Address and Age          with Fund  Since      during past 5 years        Outside of Fund Complex*

Class III Interested Nominee to serve until the Year 2004 Annual Meeting of Stockholders:

Leopoldo M. Clemente, Jr. (64) Director     2002     President, Clemente        Director, The First
152 West 57th Street, 25th Fl.                       Capital, Inc., an          Philippine Fund, Inc.
New York, NY 10019                                   investment adviser.





                          REMAINING BOARD OF DIRECTORS

         The following tables set forth the names, addresses, ages and principal occupations of each of the remaining Directors of the Fund:


                                  Term of                               Directorships held by
                       Position   Office     Principal Occupation       Nominee for Director
Name, Address and Age  with Fund  Since      during past 5 years        Outside of Fund Complex*

Class II Independent Directors serving until the Year 2003 Annual Meeting of Stockholders:

                                               Senior Analyst,
Rajeev Das, CPA (34)   Director     2001       Kimball & Winthrop,
68 Lafayette Ave.                              Inc.; and prior Credit
Dumont, NJ 07628                               Manager, Muriel
                                               Siebert & Company.

Andrew Dakos (36)      Director     2001       President and CEO,
43 Waterford Drive                             Uvitec Printing Ink,
Montville, NJ 07045                            Inc.; and Managing
                                               Member of the general
                                               partner of Full Value
                                               Partners L.P..

Class III Independent  Directors serving until the Year 2004 Annual Meeting of Stockholders:
                                               Managing Director,       Director, Frank's Nursery &
Gerald Hellerman (65)  Director     2001       Hellerman Associates,    Crafts, Inc.; and Director,
10965 Eight Bells Lane and                     (a financial and         Innovative Clinical
Columbia, MD 21044     President               corporate consulting     Solutions, Ltd.
                                               firm).
---------

*    The Fund Complex is comprised of only the Fund.

     The following table sets forth, for each Director, the aggregate dollar range of equity securities owned of the Fund as of December 30, 2002. The information as to beneficial ownership is based on statements furnished to the Fund by each Director.

   -------------------------- -----------------------
                              Dollar     Range    of
                              Equity  Securities in
             Name             the Fund.
   -------------------------- -----------------------
      Phillip Goldstein                $0-10,000
   -------------------------- -----------------------
      Glenn Goodstein                  $0-10,000
   -------------------------- -----------------------
      Andrew Dakos                     $0-10,000
   -------------------------- -----------------------
      Rajeev Das                       $0-10,000
   -------------------------- -----------------------
      Gerald Hellerman                 $0-10,000
   -------------------------- -----------------------



                               Executive Officers

     In addition to Mr. Hellerman, the current officers of the Fund are:

---------------------- -------------- --------- --------------------------- ------------------
                                      Term of
Name, Address and Age  Position(s)    Office    Principal Occupation        Directorships
                       with Fund      Since     during past 5 years         held by Officer
---------------------- -------------- --------- --------------------------- ------------------
Andrew P Chica (27)    Secretary      2001      Compliance Officer, U.S.    N/A
5324 West Terry Ave                             Bancorp Fund Services,
Milwaukee, WI 53223                             LLC; Asst. Treasurer,
                                                Kinetics Mutual Funds,
                                                Inc.
---------------------- -------------- --------- --------------------------- ------------------

Michael Weckwerth (29) Vice           2001      Asst. Vice President,       N/A
4543 N. Newhall St.    President                U.S. Bancorp Fund
Shorewood, WI 53211    and Treasurer            Services, LLC; Asst.
                                                Secretary, Kinetics
                                                Mutual Funds, Inc.
---------------------- -------------- --------- --------------------------- ------------------


     Under the federal securities laws, the Fund is required to provide to stockholders in connection with the Meeting information regarding compensation paid to Directors by the Fund as well as by the various other U.S. registered investment companies advised by the Fund's investment manager during its prior fiscal year. The Fund pays each of its directors who is not a director, officer or employee of the Investment Adviser, the Administrator or any affiliate thereof an annual fee of $5,000 plus $700 for each Board of Directors meeting attended in person and $100 for each special telephonic meeting attended. In addition, the Fund pays the Audit Committee, comprised of Mr. Phillip Goldstein, Mr. Gerald Hellerman and Mr. Rajeev Das, $100 per meeting attended. The Fund's Pricing Committee members, consisting of all of the independent directors of the Fund, are paid $100 each for each pricing committee meeting that does not occur in conjunction with a regularly scheduled Board meeting. At the Board of Directors meeting held on December 13, 2001, Mr. Gerald Hellerman, a non-interested director, was appointed President of the Fund. For serving the Fund as President, in addition to the aforementioned Directors' fees, Mr. Hellerman will receive annual compensation in the amount of $6,000, which is reimbursed to the Fund by the Investment Adviser. In addition, the Fund reimburses the directors for travel and out-of-pocket expenses incurred in connection with Board of Directors' meetings.

     The following table provides information concerning the compensation paid during the year ended July 31, 2002, to each Director of the Fund. All of the Directors received compensation for serving as a Director of the Fund. Please note that the Fund has no bonus, profit sharing, pension or retirement plans.




                                            Aggregate
                              Director     Compensation
      Name of Director          Since       From Fund
      ----------------          -----      -------------
Phillip Goldstein               2000          $8,100
Glenn Goodstein                 2001          $6,700
Andrew Dakos                    2001          $7,900
Rajeev Das                      2001          $8,100
Gerald Hellerman*               2001          $8,100
-------------

* In addition to the Directors Fees paid by the Fund, Mr. Hellerman also receives $6,000 as compensation for his services as the President of the Fund. Such additional compensation is paid by the Adviser of the Fund.

     Each Director attended, in person or by telephone, at least seventy-five (75%) percent or more of the five (5) meetings of the Board of Directors (including regularly scheduled and special meetings) held during the period for which he was a Director.


Nominating Committee

     At the Quarterly Meeting of the Board of Directors held on June 20, 2002, the Board of Directors established a Nominating Committee. The members of the Nominating Committee of the Board of Directors are all of the non-interested Directors and are Messrs. Goodstein, Goldstein, Das, Dakos and Hellerman. The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for Directors as is from time to time considered necessary or appropriate. It is the policy of the Nominating Committee to consider nominees recommended by stockholders of the Fund so long as the stockholders properly submit their recommendations in accordance with the requirements contained in the Proposals To Be Submitted By Stockholders section contained herein.


                                 AUDIT COMMITTEE

     The Fund's Audit Committee is currently composed of three independent directors, Messrs. Hellerman, Das and Goldstein. The principal functions of the Audit Committee include but are not limited to: (i) recommendations to the Board for the appointment of the Fund's independent accountants; (ii) review of the scope and anticipated cost of the independent accountant's audit; and (iii) consideration of the independent accountant's reports concerning their conduct of the audit, including any comments or recommendations the Board of Directors might make in connection thereto. The Audit Committee convened two times during the fiscal year ended July 31, 2002. Each member of the Audit Committee attended at least seventy-five percent (75%) or more of the two meetings of the Audit Committee.

     On November 26, 2002, the Audit Committee, followed by the full Board of Directors, approved the continuance of the Fund's written charter setting forth the duties and responsibilities of the Audit Committee. The Audit Committee recommends to the Board of Directors, subject to stockholder approval, the selection of Tait, Weller & Baker, as the Fund's independent accountants.

     On June 20, 2002, the Board of Directors and the Audit Committee determined to replace PricewaterhouseCoopers LLP ("PwC") as the Fund's independent accountants. PwC's accountant report for the past two years did not contain any adverse opinion or any qualification as to uncertainty, audit scope or accounting principles. Further, the Board's decision to replace PwC was not due to any disagreement on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

     The following table sets forth the aggregate fees billed by Tait, Weller & Baker, the independent accountants for the Fund's most recent fiscal year, for professional services rendered for: (i) the audit of the Fund's annual financial statements and the review of financial statements included in the Fund's reports to stockholders ("Audit Fees"); (ii) financial information systems design and implementation services provided to the Fund, its investment manager and entities that control, are controlled by or under common control with the Fund's investment manager that provides services to the Fund ("Financial Information Systems Design"); and (iii) all other services provided to the Fund, its investment manager and entities that control, are controlled by or under common control with the Fund's investment manager that provides services to the Fund ("All Other Fees").

------------- --------------------------------------- -----------------------
 Audit Fees   Financial Information Systems Design        All Other Fees
------------- --------------------------------------- -----------------------
  $17,000                      $0                             $1,500
------------- --------------------------------------- -----------------------


Audit Committee Report

     The Audit Committee has met and held discussions with the Fund's Administrator, U.S. Bancorp Funds Services, LLC, and the Fund's independent accountants. The independent accountants represented to the Audit Committee that the Fund's financial statements were prepared in accordance with U.S. generally accepted accounting principles, and the Audit Committee has reviewed and discussed the financial statements with the Fund's Administrator and its independent accountants. The Audit Committee also discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61.

     The Fund's independent accountants also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent accountants' their independence, in light of the services they were providing.

     Based upon the Audit Committee's discussion with the Fund's Administrator and the independent accountants and the Audit Committee's review of the representations of the Fund's Administrator and the report of the independent accountants to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited financial statements in the Fund's Annual Report for the fiscal year ended July 31, 2002 filed with the U.S. Securities and Exchange Commission.

                                                  Respectfully submitted,

                                                  Gerald Hellerman, Chairman
                                                  Phillip Goldstein
                                                  Rajeev Das


Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") and Section 30(h) of the 1940 Act in combination require the Fund's directors and officers, persons who own more than ten (10%) percent of the Fund's common stock, and the Fund's investment adviser and their respective directors and officers, to file reports of ownership and changes in ownership with the
Securities and Exchange Commission and the New York Stock Exchange, Inc. The Fund believes that the Fund's directors and officers, the Fund's investment adviser and their respective directors and officers have complied with applicable filing requirements during the year ended July 31, 2002.

Required Vote

     Directors are elected by a plurality of the votes cast by the holders of shares of common stock of the Fund present in person or represented by proxy at a meeting with a quorum present. For purposes of the election of Directors, abstentions and broker non-votes will be counted as shares present for quorum purposes, may be considered votes cast, and may affect the plurality vote required for Directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION OF MESSRS. GOLDSTEIN AND GOODSTEIN AS CLASS I DIRECTORS OF THE FUND AND "FOR" THE ELECTION OF MISTER LEOPOLDO M. CLEMENTE, JR. AS A CLASS III DIRECTOR.


                                 PROPOSAL NO. 3

              RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

     The third proposal to be submitted will be the ratification or rejection of the selection by the Board of Directors of Tait, Weller & Baker as independent accountants of the Fund for the fiscal year ending July 31, 2003. At a meeting held on September 23, 2002, the Board of Directors, including those directors who are not "interested persons" of the Fund, approved the selection of Tait, Weller & Baker for the fiscal year ending July 31, 2003 and determined to replace PricewaterhouseCoopers LLP. Such selection is being submitted to the stockholders for ratification. The engagement of Tait, Weller & Baker is conditioned on the right of the Fund, by majority vote of its stockholders, to terminate such employment.

     Tait, Weller & Baker has informed the Fund that it has no material direct or indirect financial interest in the Fund. A representative of Tait, Weller & Baker will be available by telephone at the Meeting and will have the opportunity to make a statement if the representative so desires and will be available to respond to appropriate questions.

Required Vote

     Ratification of the selection of Tait, Weller & Baker as independent accountants of the Fund requires the affirmative vote of the holders of a simple majority, defined as a majority of the votes cast by holders of shares of common stock of the Fund present in person or represented by proxy at a meeting with a quorum present. For purposes of this proposal, abstentions and broker non-votes will be counted as shares present at the Meeting for quorum purposes and will have no effect on the outcome of this proposal.


THE BOARD OF DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF TAIT, WELLER & BAKER AS THE FUND'S INDEPENDENT ACCOUNTANTS.



                                 PROPOSAL NO. 4

                   PROPOSAL TO APPROVE THE creation, ISSUANCE
                        and registration of put warrants

     In connection with the exemptive relief and no-action positions being requested from the U.S. Securities and Exchange Commission by the Fund regarding the creation, issuance and registration of the Put Warrants, and as one of the conditions of the SEC's granting an order for exemptive relief, the SEC has requested and, the Board has concurred, that it is in the best interest of the Fund and stockholders to obtain stockholders' approval to create, issue and register the proposed put warrants designed to afford the stockholders a series of opportunities to realize NAV for their shares. If it is approved by the stockholders, the Board will continue to pursue obtaining the approvals and exemptive orders from the SEC that are necessary to bring the proposed put warrants to fruition.

     Initially conceived by Mr. Goldstein as an innovative means by which stockholders of a closed-end investment company might realize NAV for their shares, Mr. Goldstein has developed the terms for the creation and issuance of a new instrument entitled a "put warrant". The proposed put warrant concept continues to be reviewed, on an informal basis, by the staff (the "Staff") of the SEC. The Staff has thus far expressed concern about certain terms and conditions, as well as the overall concept, of the put warrants as initially proposed. Furthermore, the Staff has indicated that due to the unique nature of the put warrants, a newly conceived security designed to permit stockholders to realize net asset value for their shares, it will likely be necessary for several divisions within the SEC to review different aspects of the put warrants, including the Division of Investment Management and the Division of Corporate Finance. Should the Staff, however, provide favorable responses to the overall concept of the put warrants, the Fund will proceed to seek the necessary authorizations and approvals to issue such put warrants, including, to the extent that it may be required, stockholder approval. In addition to the SEC's responses noted above, the New York Stock Exchange indicated that, if the Put Warrants are approved by the SEC, the Put Warrants would be eligible to list on the NYSE.

     THERE CAN, HOWEVER, BE NO ASSURANCE THAT THE STAFF WILL PROVIDE A FAVORABLE RESPONSE TO THIS CONCEPT OR THAT THE FUND WILL BE ABLE TO REGISTER THE PUT WARRANTS AS CONCEIVED BY MR. GOLDSTEIN IN THE NEAR FUTURE.

     AT THIS TIME, THE FUND IS SEEKING STOCKHOLDER APPROVAL TO CREATE, ISSUE AND REGISTER THE PUT WARRANTS, IN THE EVENT THAT THE SEC ISSUES THE NECESSARY EXEMPTIVE ORDER AND NO-ACTION POSITIONS.

     As initially conceived by Mr. Goldstein, the put warrants would entitle a holder thereof to surrender to the Fund one share of the Fund's common stock (the "Share") for each put warrant held once each calendar quarter, in exchange for an in-kind pro-rata distribution of the Fund's portfolio securities (and, if applicable, cash) of the Fund valued at NAV per Share or cash equal to NAV per Share.

Required Vote

     Although this proposal is not binding, if it is approved by a simple majority of the votes cast at the meeting, the Board of Directors will undertake to create, issue and register the proposed put warrants, if favorably reviewed, authorized and approved by the Securities and Exchange Commission (the "SEC"). For purposes of voting on this proposal, abstentions and broker non-votes will be counted as shares present for quorum purposes but are not considered votes cast.

     The Board has determined that it would be in the best interest of the Fund and its stockholders for the Fund to pursue the creation, issuance and registration of the put warrants.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE PROPOSAL TO APPROVE THE CREATION, ISSUANCE AND REGISTRATION OF PUT WARRANTS.



                      INFORMATION PERTAINING TO THE FUND'S
                      INVESTMENT ADVISER AND ADMINISTRATOR

The Proposed Investment Adviser

     Clemente Capital, Inc. has its principal office at 152 West 57th Street, New York, New York 10019. Lilia C. Clemente is Chairman and Chief Executive Officer of the Adviser. Leopoldo M. Clemente, Jr. is President, Chief Investment Officer and a Director of the Adviser.

The Investment Adviser

     From August 31, 2001 until December 31, 2002, Acci Worldwide served as the investment adviser to the Fund pursuant to the Acci Agreement. Acci Worldwide was organized in 1990 as a company with limited liability under the laws of Mexico to carry on investment management activities, and is a registered investment adviser under the Advisers Act. Acci Worldwide has served as investment advisor and as a co-adviser to the Fund since the Fund's inception. The principal business address of Acci Worldwide is Paseo de la Reforma 398, Mexico City, D.F., Mexico 06600.

The Administrator

     U.S.   Bancorp  Fund   Services,   LLC  ("USBFS")   serves  as  the  Fund's
Administrator pursuant to an administrative agreement with the Fund. USBFS is located at 615 E. Michigan St., 2nd Floor, Milwaukee, Wisconsin 53202.

                 INFORMATION PERTAINING TO CERTAIN STOCKHOLDERS

     The following table sets forth information based on filings made with the Securities and Exchange Commission concerning persons who may be deemed beneficial owners of 5% or more of the shares of common stock of the Fund because they possessed or share voting or investment power with respect to the shares of the Fund:


                                       Shares of Common Stock  % of Fund's Outstanding
Name and Address of Beneficial Owner     Beneficially Owned   Shares Beneficially Owned
Deutsche Bank AG(1)                             488,728                   5.7%
Taunusanlage 12, D-60325
Frankfurt am Main
Federal Republic of Germany
--------------------------------

(1) Based solely upon information presented in a Schedule 13G, dated February 1, 2002 filed by Deutsche Bank AG.


                                 OTHER BUSINESS

     The Board of Directors of the Fund does not know of any other matter which may come before the Meeting, but should any other matter requiring a vote of stockholders arise, including any questions as to the adjournment of the Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.

                    PROPOSALS TO BE SUBMITTED BY STOCKHOLDERS

     All proposals by stockholders of the Fund which are intended to be presented at the Fund's next Annual Meeting of Stockholders, to be held in the year 2003, must be received by the Fund addressed to The Mexico Equity and Income Fund, Inc. c/o U.S. Bancorp Fund Services, LLC, 615 E. Michigan St., 2nd Floor, Milwaukee, Wisconsin 53202, for inclusion in the Fund's proxy statement and proxy relating to that meeting in advance of the meeting as set forth below. Any stockholder who desires to bring a proposal at the Fund's 2003 Annual Meeting of Stockholders without including such proposal in the Fund's proxy statement must deliver (via the U.S. Post Office or such other means that guarantees delivery) written notice thereof to the Secretary of the Fund c/o U.S. Bancorp Fund Services, LLC, 615 E. Michigan St., 2nd Floor, Milwaukee, Wisconsin 53202, no less than one hundred twenty (120) calendar days (approximately July, 2003) before the date of the Annual Meeting of Stockholders which will be scheduled to be held in November 2003 or the tenth (10th) day after public announcement is made by way of publication by the New York Stock Exchange of the Fund's Meeting date.

                                         THE MEXICO EQUITY AND INCOME FUND, INC.

                                         Andrew P. Chica
                                         Secretary
Dated:   January 3, 2003


     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.




                                    EXHIBIT A


                          INVESTMENT ADVISORY AGREEMENT


     AGREEMENT dated and effective as of January 1, 2003, between THE MEXICO EQUITY AND INCOME FUND, INC., a Maryland corporation (herein referred to as the "Fund") and CLEMENTE CAPITAL, INC., a New York corporation (herein referred to as the "Investment Adviser").

     WHEREAS, the Fund and the Investment Adviser desire to enter into an investment management agreement whereby the terms of said agreement are set forth herein.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, it is agreed by the parties as follows:

     1.   Appointment of the Investment Adviser.

          (a) The Investment Adviser hereby undertakes and agrees, upon the terms and conditions herein set forth, (i) to make investment decisions for the Fund, to prepare and make available to the Fund research and statistical data in connection therewith, and to supervise the acquisition and disposition of securities by the Fund, including the selection of brokers or dealers to carry out the transactions, all in accordance with the Fund's investment objective and policies and in accordance with guidelines and directions from the Fund's Board of Directors; (ii) to assist the Fund as it may reasonably request in the conduct of the Fund's business, subject to the direction and control of the Fund's Board of Directors; (iii) to maintain and furnish or cause to be maintained and furnished for the Fund all records, reports and other information required under the United States Investment Company Act of 1940, as amended (the "1940 Act"), to the extent that such records, reports and other information are not maintained or furnished by the administrators, custodians or other agents of the Fund; (iv) to furnish at the Investment Adviser's expense for the use of the Fund such clerical services and office space and facilities as the Fund may reasonably require for its needs in the United States and Mexico related to research, statistical and investment work; and (v) to pay the reasonable salaries and expenses of such of the Fund's officers and employees (including, where applicable, the Fund's share of payroll taxes) and any fees and expenses of such of the Fund's directors as are directors, officers or employees of the Investment Adviser or any of its affiliates. The Investment Adviser shall bear all expenses arising out of its duties hereunder but shall not be responsible for any expenses of the Fund other than those specifically allocated to the Investment Adviser in this Section 1.

          (b) In particular, but without limiting the generality of the foregoing, the Investment Adviser shall not be responsible, except to the extent of the compensation of such of the Fund's employees as are directors, officers or employees of the Investment Adviser whose services may be involved, for the following expenses of the Fund; organization expenses (but not the overhead or employee costs of the Investment Adviser); legal fees and expenses of counsel (United States and Mexican) to the Fund and, if counsel is retained by the directors who are not "interested persons" of the Fund, of such counsel; auditing and accounting expenses; taxes and governmental fees; New York Stock Exchange listing fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses of the Fund's custodians, transfer agents and registrars; fees and expenses with respect to administration except as may be provided otherwise pursuant to administration agreements; expenses for portfolio pricing services by a pricing agent, if any; expenses of preparing share certificates and other expenses in connection with the issuance, offering and underwriting of shares issued by the Fund; expenses relating to investor and public relations; fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the United States Securities and Exchange Commission, and qualifying its shares under state securities laws, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes; freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; brokerage commissions, stamp duties or other costs of acquiring or disposing of any portfolio holding of the Fund; expenses of preparation and distribution of reports, notices and dividends to shareholders; expenses of the dividend reinvestment and share purchase plan; costs of stationery; any litigation expenses; and costs of shareholders' and other meetings.

          (c) In selecting brokers or dealers to execute portfolio transactions on behalf of the Fund, the Investment Adviser will seek the best overall terms available. In assessing the best overall terms available for any transaction, the Investment Adviser must consider the factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, the Investment Adviser may, in selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Fund.

          (d) The Investment Adviser may contract with or consult with such banks, other securities firms or other parties in Mexico or elsewhere as it may deem appropriate to obtain additional advisory information and advice, including investment recommendations, advice regarding economic factors and trends, advice as to currency exchange matters and clerical and accounting services and other assistance. It is acknowledged and agreed that the Investment Adviser will be responsible for the management of the Fund's portfolio and overall investment strategy, in accordance with the Fund's investment policies, and for making decisions to buy, sell or hold
     particular  securities,   including  but  not  limited  to  all  investment
     decisions with respect to the Fund's portfolio of equity, debt and convertible debt securities.

     2. Remuneration. The Fund agrees to pay to the Investment Adviser, in either U.S. dollars, as may from time to time be agreed among the Fund and the Investment Adviser, as full compensation for the services to be rendered and expenses to be borne by the Investment Adviser hereunder, a monthly fee at an annual rate equal to 0.80% of the value of the Fund's average daily net assets. For purposes of computing the fee, the average monthly net assets of the Fund are determined at the end of each month on the basis of the average net assets of the Fund for each week during the month. The assets for each weekly period are determined by averaging the net assets at the last business day of a week with the net assets at the last business day of the prior week. The value of the net assets of the Fund shall be determined pursuant to the applicable provisions of the 1940 Act and the directions of the Fund's Board of Directors. Subject to the provisions of Section 6 of this Agreement, such fee shall be computed beginning on January 2, 2003 (the "Effective Date") until the termination, for whatever reason, of this Agreement. The fee for the period from the end of the last month ending prior to termination of this Agreement to the date of termination and the fee for the period from the Effective Date through the end of the month in which the Effective Date occurs shall be pro rated according to the proportion which such period bears to the full monthly period. Except as provided below, each payment of a monthly fee to the Investment Adviser shall be made within ten days of the first day of each month following the day as of which such payment is computed. Upon the termination of this Agreement before, the end of any month, such fee shall be payable on the date of termination of this Agreement.

     3. Representations and Warranties. The Investment Adviser represents and warrants that it is duly registered and authorized as an investment adviser under the United States Investment Advisers Act of 1940, as amended, and agrees to maintain effective all requisite registrations, authorizations and licenses, as the case may be, until the termination of this Agreement.

     4. Services Not Deemed Exclusive. Nothing herein shall be construed as prohibiting the Investment Adviser from providing investment management and advisory services to, or entering into investment management and advisory agreements with, other clients, including other registered investment companies and clients which may invest in securities of Mexican issuers, or from utilizing (in providing such services) information furnished to the Investment Adviser by others as contemplated by Section 1 of this Agreement; nor, except as explicitly provided herein, shall anything herein be construed as constituting the Investment Adviser an agent of the Fund.

     5. Limit of Liability. The Investment Adviser may rely on information reasonably believed by it to be accurate and reliable. Neither the Investment Adviser nor its officers, directors, employees, agents or controlling persons as defined in the 1940 Act shall be subject to any liability for any act or omission, error of judgment or mistake of law, or for any loss suffered by the Fund, in the course of, connected with or arising out of any services to be rendered hereunder, except by reason of willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or by reason of reckless disregard on the part of the Investment Adviser of its obligations and duties under this Agreement. Any person, even though also employed by the Investment Adviser, who may be or become an employee of the Fund shall be deemed, when acting within the scope of his employment by the Fund, to be acting in such employment solely for the Fund and not as an employee or agent of the Investment Adviser.

     6. Duration and Termination. This Agreement shall continue in effect from year to year, provided, such continuance is specifically approved at least annually by the affirmative vote of (i) a majority of the members of the Fund's Board of Directors who are neither parties to this Agreement nor interested persons of the Fund or of the Investment Adviser or of any entity regularly furnishing investment advisory services with respect to the Fund pursuant to an agreement with the Investment Adviser, cast in person at a meeting called for the purpose of voting on such approval, and (ii) a majority of the Fund's Board of Directors or the holders of a majority of the outstanding voting securities of the Fund.

     Notwithstanding the above, this Agreement (a) may nevertheless be terminated at any time without penalty, by the Fund's Board of Directors, by vote of holders of a majority of the outstanding voting securities of the Fund or by the Investment Adviser upon 60 days' written notice delivered or sent to the other party, and (b) shall automatically be terminated in the event of its assignment; provided, however, that a transaction which does not, in accordance with the 1940 Act, result in a change of actual control or management of the Investment Adviser's business shall not be deemed to be an assignment for the purposes of this Agreement. Any such notice shall be deemed given when received by the addressee.

     7. Non-Assignment and Amendment. This Agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged by either party hereto other than pursuant to Section 6. It may be amended by mutual agreement, but only after authorization of such amendment by the affirmative vote of (i) the holders of a majority of the outstanding voting securities of the Fund, and (ii) a majority of the members of the Fund's Board of Directors who are not interested persons of the Fund or of the Investment Adviser or of an entity regularly furnishing investment advisory services with respect to the Fund pursuant to any agreement with the Investment Adviser, cast in person at a meeting called for the purpose of voting on such approval.

     8. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act. As used herein, the terms "interested person," "assignment" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the 1940 Act.


     9. Notices. Any notice hereunder shall be in writing and shall be delivered in person or by telex or facsimile followed by delivery in person to the parties at the addresses set forth below:

                     If to the Fund:

                     The Mexico Equity and Income Fund, Inc.
                     615 E. Michigan St., 2nd Floor
                     Milwaukee, Wisconsin 53202
                     Telephone: (414) 765-5307
                     Facsimile: (414) 212-7606
                     Attention: Andrew P. Chica
                     with a copy to:

                     Spitzer & Feldman P.C.
                     405 Park Avenue
                     New York, NY 10022
                     Telephone: (212) 888-6680
                     Facsimile: (212) 838-7472
                     Attention: Thomas R. Westle, Esq.

                     If to the Investment Adviser:

                     CLEMENTE CAPITAL, INC.
                     152 West 57th Street, 25th Floor
                     New York, New York 10019
                     Telephone: (212) 765-0700
                     Fax:       (212) 765-1939
                     Attention: Mr. Leopoldo M. Clemente, Jr.

or to such other address as to which the recipient shall have informed the other parties in writing.

     Unless specifically provided elsewhere, notice given as provided above shall be deemed to have been given, if by personal delivery, on the day of such delivery, and, if by telex or facsimile and mail, on the date on which such telex or facsimile and confirmatory letter are sent.

     10. Consent to Jurisdiction. Each party hereto irrevocably agrees that any suit, action or proceeding against the Investment Adviser or the Fund arising out of or relating to this Agreement shall be subject exclusively to the jurisdiction of the United States District Court for the Southern District of New York and the Supreme Court of the State of New York, New York County, and each party hereto irrevocably submits to the jurisdiction of each such court in connection with any such suit, action or proceeding. Each party hereto waives any objection to the laying of venue of any such suit, action or proceeding in either such court, and waives any claim that such suit, action or proceeding has been brought in an inconvenient forum. Each party hereto irrevocably consents to service of process in connection with any such suit, action or proceeding by mailing a copy thereof registered or certified mail, postage prepaid, to their respective addresses as set forth in this Agreement.

     11.   Counterparts.   This  Agreement  may  be  executed  in  two  or  more
counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

     IN  WITNESS  WHEREOF,   the  parties  have  caused  their  duly  authorized
signatories to execute this Agreement as of the day and year first written above.


                                    THE MEXICO EQUITY AND INCOME FUND, INC.



                                    By: _______________________________________
                                    Name:   Gerald Hellerman
                                    Title:  President


                                    CLEMENTE CAPITAL, INC.



                                    By: _______________________________________
                                    Name:   Leopoldo M. Clemente, Jr.
                                    Title:  President




                               FORM OF PROXY CARD

                     THE MEXICO EQUITY AND INCOME FUND, INC.

     The undersigned stockholder of The Mexico Equity and Income Fund, Inc. (the "Fund") hereby constitutes and appoints Messrs. Das, Goldstein, and Hellerman, or any of them, the action of a majority of them voting to be controlling, as proxy of the undersigned, with full power of substitution, to vote all shares of common stock of the Fund standing in his or her name on the books of the Fund at the Annual Meeting of Stockholders of the Fund to be held on Tuesday, January 28, 2003 at 10:00 a.m., New York time, at the offices of Spitzer & Feldman, P.C., 405 Park Avenue, 6th Floor, New York, New York 10022, or at any adjournment thereof, with all the powers which the undersigned would possess if personally present, as designated on the reverse hereof.

     The undersigned hereby revokes any proxy previously given and instructs the said proxies to vote in accordance with the aforementioned instructions with respect to (a) the approval of the new investment advisory agreement; (b) the election of two Class I Directors and one Class III Director; (c) the ratification of the selection by the Board of Directors of the Fund's independent accountants; (d) the approval of the creation, issuance and registration of the put warrants, subject to the approval of the Securities and Exchange Commission; and (e) consideration and vote of such other matters as may properly come before the Annual Meeting of Stockholders or any adjournment thereof. If no such specification is made, the undersigned will vote FOR proposals a, b and c set forth above and will vote in their discretion with respect to such other matters as may properly come before the Annual Meeting of Stockholders.


--------------------------------------------------------------------------------

        THIS PROXY IS SOLICITED ON BEHALF OF THE MEXICO EQUITY AND INCOME
             FUND, INC.'S BOARD OF DIRECTORS FOR THE ANNUAL MEETING
                          OF STOCKHOLDERS TO BE HELD ON
                                January 28, 2003

                    (To be dated and signed on reverse side)

Please mark boxes / / or /X/ in blue or black ink.

Please mark your votes as in this example:

 --------

  X
 --------



1. To approve the new investment advisory agreement between Clemente Capital, Inc. and the Fund.

                                          FOR         AGAINST        ABSTAIN
                                           9             9               9



2.   To elect:                            FOR         WITHHELD
     a) Two Class I Directors:
         Phillip Goldstein                 9             9
         Glenn Goodstein                   9             9


     b) One Class III Director:

         Leopoldo M. Clemente, Jr.         9             9


3. To ratify the selection by the Board of Directors of Tait, Weller & Baker as the Fund's independent accountants for the fiscal year ending July 31, 2003:

                                          FOR         AGAINST        ABSTAIN
                                           9             9               9

4.   To approve the creation, issuance and registration of the put warrants.

                                          FOR         AGAINST        ABSTAIN
                                           9             9               9

     In their discretion, the proxies are authorized to consider and vote upon such matters as may properly come before said Meeting or any adjournment thereof.



This proxy, when properly executed, will be voted in the manner directed herein by the stockholder.

Your proxy is important to assure a quorum at the Annual Meeting of Stockholders whether or not you plan to attend the meeting in person. You may revoke this proxy at anytime, and the giving of it will not effect your right to attend the Annual Meeting of Stockholders and vote in person.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Signature(s)____________________________ Date___________________

NOTE: Please sign exactly as name appears. When shares are held as joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer and if a partnership, please sign in full partnership name by authorized person.